As filed with the Securities and Exchange Commission on November 30, 2005
                                             Registration No. 33-48013
________________________________________________________________________________

                     SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

          Pre-Effective Amendment No.                      [  ]

          Post-Effective Amendment No. 15                  [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE  INVESTMENT COMPANY ACT OF 1940        [X]

          Amendment No. 16                                 [X]

                      (Check appropriate box or boxes)

                                BHIRUD FUNDS INC.
               (Exact Name of Registrant as Specified in Charter)

                           c/o Bhirud Associates, Inc.
                       3 Thorndal Circle, Darien, CT 06820
             (Address of Principal Executive Offices)     (Zip code)
      Registrant's Telephone Number, including Area Code: (203) 662 - 6659

                                  SURESH BHIRUD
                             Bhirud Associates, Inc.
                       3 Thorndal Circle, Darien, CT 06820
                     (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

          [   ]   Immediately upon filing pursuant to paragraph
                 (b)
          [X]     on November 30, 2005 pursuant to paragraph
                 (b) of Rule 485
          [  ]    60 days after filing pursuant to paragraph
                 (a) (1)
          [  ]    on (Date) pursuant to paragraph (a) (1)
          [  ]    75 days after filing pursuant to paragraph
                 (a) (2)
          [  ]    on (Date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

          [   ]   This post-effective amendment designates a
                 new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder, and the Registrant filed a Rule 24f-2 Notice for its fiscal year ended July 31, 2005 on September 27, 2005.


                            Apex Mid Cap Growth Fund
                              c/o Bhirud Funds Inc.
                                3 Thorndal Circle
                                Darien, CT 06820
                       For Prospectus Call: (203) 662-6659
                 For Shareholder Services Call:  (877) 593-8637

                      ------------------------------------

                                   PROSPECTUS
                               NOVEMBER  30, 2005
                      ------------------------------------

A mutual fund whose investment objective is to seek growth of capital. Investments will be made based upon their potential for capital appreciation. Current income is a secondary objective.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




TABLE OF CONTENTS

Page                                Page
3     Risk/Return Summary:          8     Distribution
      Investments, Risks and              Arrangements
      Performance

6     Investment Objectives,        9     Shareholder Information
      Principal Investment
      Strategies and Related Risks

7     Management Organization and   15    Other Information
      Capital Structure

I.   RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Investment Objectives
The Fund seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies
The Fund's investment philosophy is to invest at least 80% of its assets, in the equity securities of companies which management believes, based on fundamental research, have growth potential for revenues and earnings as well as multiple expansion. Our fundamental research includes analysis of recent earnings reports along with various news releases by the company.

The Fund intends to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks.

Under normal circumstances, the fund will invest at least 80% of total assets in common stocks of companies with medium market capitalizations ( which for purposes of this fund, are those companies with market capitalization similar to companies in the Russell Midcap Index and the Standard & Poor's MidCap 400 index).

Principal Risks
As with all equity investments, it is possible to lose money by investing in the Fund.

Since the Fund primarily invests in diversified portfolio of common stocks, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks, including a susceptibility to general stock market movements and volatile changes in value.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, because they can be subject to more abrupt or erratic movements.

The value of the Fund's shares and the securities held by the Fund can each decline in value.

This Fund is intended for investors who seek long-term capital growth and are willing to tolerate short-term fluctuations in price in order to achieve this objective.

Risk / Return Bar Chart
The following bar chart and table may assist you in the risk of investing in the fund. . The bar chart shows the change in the average annual returns of the Fund since inception. The table shows how the average annual returns for the last one, five and ten years compare with that of the S&P 500 Index and S&P MidCap 400 Index. While analyzing this information, please note that the Fund's past performance (before and after tax) is not an indicator of how the Fund will perform in the future.


Calender     Total
Year End     Return %

1993         +1.29

1994         -9.87

1995         +8.52

1996         -23.01

1997         +2.83

1998         -3.02

1999         +42.32

2000         -75.96

2001         -7.41

2002         -42.40

2003         +165.28

2004         -6.28


(1)  As of September 30, 2005, the Fund had a year to date return of (-17.88)%

(2) The Fund's highest quarterly return was 81.71 for the quarter ended June 30, 2003; the lowest quarterly return was (56.08)% for the quarter ended December 29, 2000.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

     Average Annual Total Returns - For the periods ended December 31, 2004

                                   1 Year    5 Years   10 Years

  Return Before Taxes              -6.27 %   -20.42 %  -8.71 %

  Return After Taxes on            -6.27 %   -21.84 %  -10.79 %
  Distributions (*)

  Return After Taxes on            -4.07 %   -15.33 %  -7.16 %
  Distributions and Sale of Fund
  Shares (*)

  S&P 500 (reflects no deduction   +8.99 %   -3.78 %   +10.19%
  for fees, expenses, or taxes)

  S&P 400 (reflects no deduction   +15.16 %   +8.33%   +14.65%
  for fees, expenses, or taxes)

(*) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After tax returns on distributions and the sale of Fund shares assume a complete sale of fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

Shareholder Fees (Fees paid directly from your investment)


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

  Management Fees                              1.00%**
  Distribution and Service (12b-1)             0.25%
  Fees
  Other Expenses                               4.63%
   -Administration Fees             0.20%***
                                               -------

  Total Annual Fund Operating                  5.88%
  Expenses

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other equity funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year    3 Year    5 Year    10 Year

     $469      $1,411    $2,359    $4,756

______________________

** The advisor is voluntarily waiving the management fee, and has done so for the most recent fiscal year.
*** The administrator is voluntarily waiving the administration fee, and has done so for the most recent fiscal year.







II   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED
PRINICIPAL RISKS

Investment Objectives
The Fund is a diversified management investment company whose investment objective is to seek growth of capital. Investments will be made based upon their potential for capital appreciation. Current income is a secondary objective.

The Fund's investment objective of growth of capital is fundamental and may only be changed upon the approval of those holders with a majority of the outstanding shares of the Fund that would be affected by such a change.

Principal Investment Strategies

The Fund's investment philosophy is to invest at least 80% of its assets, in the equity securities of companies which management believes, based on fundamental research, have growth potential for revenues and earnings as well as multiple expansion. Our fundamental research includes analysis of recent earnings reports along with various news releases by the company.

The Fund intends to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks.

Under normal circumstances, the fund will invest at least 80% of total assets in common stocks of companies with medium market capitalization ( which for purposes of this fund, are those companies with market capitalization similar to companies in the Russell Midcap Index or the Standard $ Poor's MidCap 400 index). The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders.

Defensive Position
The Fund may temporarily take a defensive position and invest in securities that are inconsistent with its principal investment strategies when the Manager determines that adverse market, economic, political, or various other conditions warrant such a position. Pursuant to this policy, the Fund may invest temporarily without limit in investment grade debt securities, preferred stocks or money market instruments. As a result of taking such a temporary defensive position, the Fund may not achieve its investment objectives.

The Fund will not necessarily dispose of a security that falls below investment grade unless the Manager determines that the security is inconsistent with the Fund's investment objectives.

Money market instruments purchased for this purpose include U.S. Government obligations, high quality commercial paper and certificates of deposit and bankers' acceptances issued by domestic banks having more than $1 billion in total assets.

Buy/Sell Decisions
Critical factors which will be considered in the selection of securities include
(i) the potential for future growth in revenues and earnings as well as the values of individual securities relative to the other investment alternatives,
(ii) the potential of new product, as well as, the potential for the company to be taken over, and management capability and practices, and (iii) the economic and political outlook.

Disposal of a security will be based upon many factors, they include (i) increases in the price level of the security or of securities which the Fund believes reflect earnings growth too far in advance, (ii) changes in the relative opportunities offered by various securities and (iii) actual or potential deterioration of the issuer's earning power which the Fund believes may adversely affect the price of its securities. The Advisor will also rely upon computer models developed by him for stock selection.

Portfolio Turnover
Purchases and sales are made for the Portfolio whenever necessary, in the Advisor's opinion, to meet the Portfolio's objectives. Portfolio turnover may involve the payment by the Portfolio of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Portfolio, which will increase the Portfolio's total operating expenses. Also, a higher turnover rate may be more likely to generate capital gains that must be distributed to shareholders as income subjected to taxes. The Portfolio turnover rate for the fiscal year ended July 31, 2005 was 161%.

Principal Risks
Equity Risk: Risks inherent in an investment in common stocks include those associated with the right to receive payments from the issuer of the common stock. Holders of common stocks have a right to receive dividends only when declared by the issuer's board of directors. Moreover, common stocks do not represent an obligation of the issuer. Therefore, common stocks do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which can adversely affect the ability of the issuer to pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy.

Common stocks are also especially susceptible to general stock market movements and to volatile changes in value as market confidence, and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the Fund's shares and the securities held by the Fund can each decline in value and the loss of money is a risk of investing in the Fund.

Mid - Cap Stock Risk: Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, because they can be subject to more abrupt or erratic movements.

Additional Non Principal Investment Strategies and Risks

Futures and Options Risk: The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below.

Futures Contracts: Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Options: The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security), or instrument, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

The risks associated with the Funds' use of futures and options contracts include:

     The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures and options contracts.

     There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

     Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out their futures or options contracts at a time which is advantageous.

     Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Fund's investment advisor is Bhirud Associates, Inc. (the "Manager"). The Manager's principal business office is located at 3 Thorndal Circle, Darien, CT 06820. As of July 31,2005, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating approximately $1.2 Million. The Manager has been an investment adviser since 1991.

Suresh L. Bhirud is responsible for the day-to-day investment management of the Fund. Mr. Bhirud has been President of the Advisor since 1991. He was Senior Vice President, Chief Investment Strategist and Chairman of the Investment Policy Committee of Dean Witter Reynolds, Inc., from 1990 to 1991. Mr. Bhirud was the Managing Director, Chief Investment Strategist and Chairman of the Investment Policy Committee of Oppenheimer & Co. from 1987 to 1990. Mr. Bhirud was also the Chief Investment Strategist (1982 to 1987), and held other various positions involving quantitative market analysis (1972 to 1981), for The First Boston Corporation. The Fund's Annual Report contains additional information regarding the Portfolio's performance and will be provided without charge, upon request.

Investors are advised that the Fund was organized in 1992 and is the first and the only mutual fund managed by the Advisor.

The Advisor, a New York Corporation, was formed on June 20, 1991. The Advisor is a registered investment advisor under the Investment Advisers Act of 1940.
In addition to serving the Portfolio, as of July 31, 2005, the Advisor serves as an advisor to high net worth individuals with total assets aggregating approximately $1.2 million under management as of July 31, 2005. The Portfolio is the only investment company advisory client of the Advisor. Mr. Bhirud may be deemed a "controlling person" of the Advisor on the basis of his ownership of stock of the Advisor. The Advisor relies to a considerable extent on the expertise of Mr. Bhirud who may be difficult to replace in the event of his death, disability or resignation. The Advisor's address is the same as the Fund as shown on the cover of this Prospectus.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment management Contract, the Fund pays the manager a fee equal to 1.0% per annum of the Portfolio's average net assets up to $250 million; .75% of the average net assets between $250 million and $500 million; and .65% of the average net assets over $500 million for managing the Fund's investment portfolio and performing related services. For the fiscal year ended July 31, 2005 the Manager has waived the management fee.

Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to ..20% per annum of the Fund's average daily net assets. For the fiscal year ended July 31, 2005 the Manager has waived Administrative Service fee.

The Manager, at its discretion, may voluntarily waive any or all of the Investment Management Fee and the Administrative Services Fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

IV.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
The Fund pays fees in connection with the distribution of shares and for services provided to its shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Bhirud Associates, Inc. (the "Distributor") have entered into a Distribution Agreement and the Fund and the Distributor have entered into the Shareholder Servicing Agreement. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Portfolio a fee equal to .25% per annum of the Portfolio's average daily net assets (the "Shareholder Servicing Fee").

The Investment Management Contract includes provisions allowing the Manager to defray the cost of, or compensate other persons, including banks, broker-dealers and other organizations whose customers or clients are Fund stockholders ("Intermediaries"), for performing stockholder, administrative and accounting services to the Fund. Under the Investment Management Contract, the Manager may also compensate the foregoing persons and organizations for providing assistance in distributing the Fund's shares. The Manager is not subject to any percentage limitation with respect to the amounts it may expend for the activities described in this paragraph.

Under the Plan, the Fund may pay the costs of printing and distributing the Fund's prospectus to prospective investors and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The payments made by the Fund for the expenses referred to in this paragraph will not exceed in any year .05% of the Fund's average daily net assets for the year.

V.   SHAREHOLDER INFORMATION

On a continuing basis the Fund sells shares at net asset value plus a sales load, and redeems its shares at their net asset value. All transactions in Fund shares are effected through the Fund's transfer agent who accepts orders for purchases and redemption's from Participating Organizations and from investors directly.

USA Patriot Act - Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. If we are unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

Market Timing

It is the Funds policy not to engage in market timing when purchasing or redeeming mutual fund shares. Market timing is an investment strategy that utilizes excessive short-term trading to capitalize on inefficiencies in the pricing of shares. Market timing, which relies on frequent purchases and redemptions of fund shares, isn't illegal but is restricted by most fund companies. Market timing undermines portfolio management strategies and may hurt the performance of the fund. It may force a manager to maintain a larger percentage of the fund's assets in cash or to liquidate securities prematurely to meet higher levels of redemptions resulting from market timing. Abusive trading practices increase transaction costs and may hurt long-term investors.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called 'omnibus accounts' include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Funds shares are netted again one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. DO NOT INVEST IN THE Apex Mid Cap growth fund IF YOU ARE A MARKET TIMER.

The Apex fund reserves the right to reject any Fund purchase for any reason, including Fund purchases that the Fund does not think are in the best interests of the Fund or its shareholders or if the Fund thinks that trading is abusive.

Pricing of Shares
The Fund determines the net asset value of the shares as of 4:00 p.m., New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (e.g. national holidays). The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.

Portfolio securities for which market quotations are readily available are valued at market value. U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets of the Fund are valued in such a manner, as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

Shares are issued as of the first determination of the Fund's net asset value per share made after receipt of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 4:00 p.m., New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 4:00 p.m., New York City time. Fund shares begin accruing income on the day after the shares are issued to an investor.

Purchase of Shares
Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organization. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly.

The minimum initial investment for all accounts in the Fund is $1,000. The minimum amount for subsequent investments is $100.

Each shareholder, except certain shareholders who invest through accounts at Participating Organizations ("Participant Investors"), will receive from the Fund a personalized quarterly statement listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

The price paid for shares of the Portfolio is the next determined net asset value of the shares.

Investments Through Participating Organizations
Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them directly from the Fund.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 4:00 p.m., New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will result in share issuance the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Shares
Investors who wish to invest in the Fund directly may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at (877) 593-8637

Mail
Investors may send a check made payable to "Apex Mid Cap Growth Fund" along with a completed subscription order form to:
"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholder Services, LLC.
8869 Brecksville Rd., Suite C, Brecksville,  OH 44141

Checks are accepted subject to collection at full value in United States currency and checks must be drawn on U.S. banks. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons.

Bank Wire
To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at (877) 593-8637 and then instruct a member commercial bank to wire money immediately to:


          U S Bank
          ABA:  0420-0001-3
          Attn: The Apex Mid Cap Growth Fund
          DDA # 485812697
          Share Holder Account Number:  ___________________
          Share Holder Account Name:    ___________________
          SS# / Tax ID#:           _________________

The investor should then promptly complete and mail the subscription order form.

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds.

The Fund does charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., New York City time, on a Fund Business Day, will be treated as a Federal Funds payment received on that day.

Personal Delivery
Deliver a check made payable to "Apex Mid Cap Growth Fund" along with a completed subscription order form to:

"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholder Services, LLC.
8869 Brecksville Rd., Suite C
Brecksville, OH 44141

Electronic Funds Transfers (EFT), Preauthorized Credit and Direct Deposit Privilege
You may purchase shares of the Fund (minimum of $100 after the Initial investment of $1,000) by having salary, dividend payments, interest payments or any other payments designated by you, Federal salary, social security, or certain veteran's, military or other payments from the Federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or Federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares
Subsequent purchases can be made by personal delivery or by bank wire, as indicated above, or by mailing a check to:

"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholder Services, LLC.
8869 Brecksville Rd., Suite C
Brecksville, OH 44141

All payments should clearly indicate the shareholder's account number.

Provided that the information on the subscription form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Reinvestment of Dividends and Distributions. Reinvestment will be made at net asset value on the day on which the dividend or distribution is payable.

Investors may be charged a fee by their advisor or financial planner if they effect transaction in Fund shares through a broker or agent.

Redemption of Shares
A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, provided the redemption request is received prior to 4:00 p.m., New York City time. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment.

A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution, which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests
Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

"The Apex Mid Cap Growth Fund",
c/o Mutual Shareholder Services, LLC.
8869 Brecksville Rd., Suite C
Brecksville, OH 44141

All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed. Normally the redemption proceeds are paid by check and mailed to the shareholder of record.

Telephone
The Fund accepts telephone requests for redemption from shareholders who elect this option on their subscription order form. Telephone requests for redemptions may not exceed $25,000 per request per day. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone withdrawal should call the Fund at (877) 593-8637, and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 4:00 p.m., New York City time. If the redemption request is received after such time, proceeds are sent the next Fund Business Day. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption. There are certain restrictions on frequency of withdrawals as described under the market timing section.
Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted. Additional exceptions include any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund has reserved the right to redeem the shares of any shareholder (other than those in an IRA) if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period, a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.

Valuation
The net asset value ("NAV"), multiplied by the number of Fund Shares you own, calculates the value of your investment.

The Fund calculates the NAV each business day, as of the close of the New York Stock Exchange, which is normally 4:00 p.m. Eastern Time. Shares will not be priced on days that the New York Stock Exchange is closed for trading. Any Shares that you purchase or redeem are valued at the next share price calculated after the Fund receives your investment instructions. A business day is a day on which the NYSE is open for trading. The NAV for each class of Shares may differ due to the fact that each class is subject to different expenses.

The Fund calculates the NAV by adding up the total value of the Fund's investments and other assets, subtracting Fund liabilities, and then dividing that figure by the number of the Fund's outstanding Shares. The value of an investment in a mutual fund is based upon the NAV determined by that mutual fund. The following formula expresses the NAV on a per share basis:

 NAV = (Total Assets  -  Liabilities) / (Number of Shares Outstanding)

You can find the NAV of many mutual funds every day in newspapers such as The Wall Street Journal. However, some newspapers do not publish information about a particular mutual fund until it has a minimum number of shareholders or minimum level of assets. You can find the NAV of the Fund on the Internet through financial websites such as Bloomberg.com or LipperLeaders.com. The tickers for the Apex Mid cap Growth Fund is 'BMCGX'

The Fund's investments are valued based on market price. When reliable market quotations are not readily available for any security, the value of that security will be based on its "fair value" by the committee ("Pricing Committee") established by the Fund's Procedures for Determining Net Asset Value. The members of the Pricing Committee are appointed by, and the Pricing Committee reports directly to, the Fund's Board. The fair valuation process is designed to value the subject security at the price the Fund would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by the Fund has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of the Fund's NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations.

Dividends and Distributions
Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each stockholder, be paid in cash or in additional shares of common stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the stockholder makes no election the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of the Fund to distribute to its stockholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Dividends will normally be paid annually. Capital gains distributions, if any, will be made at least annually and usually at the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

Retirement Plans
If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

US Bank, serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Retirement Plans

 Regular IRA
An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

 Roth IRA
An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

 Spousal IRA
An IRA funded by a working spouse in the name of a non-earning spouse.

 SEP-IRA
An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

 Keogh or Profit Sharing Plans
These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $30,000 for each person covered by the plans.

 403(b) Plans
An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

 401(k) Plans
Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Tax Consequences
The Fund qualified for the fiscal year ended July 31,2005 and intends for each year thereafter to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company relieves the Fund of Federal income tax on investment company taxable income and net capital gains paid out to its stockholders. Distributions of investment company taxable income and net short-term capital gains are taxable to stockholders as ordinary income. Some corporate stockholders will be entitled to the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

The excess of net long-term capital gains over net short-term capital losses realized and distributed by the Fund as capital gains distributions is taxable to stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held its stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. If a stockholder that sells shares held for six months or less received a distribution taxable as long-term capital gain, any loss realized on the sale of the shares would be a long-term capital loss to the extent of the distribution.

Any dividend or distribution received by a stockholder shortly after the purchase of shares of the Fund will reduce the net asset value of the shares by the amount of the dividend or distribution. Furthermore, the dividend or distribution is subject to tax even though they are, in effect, a return of capital.

The Fund is required by Federal law to withhold 31% of distributions and the proceeds of redemptions payable to stockholders who have failed to furnish the Fund with and certify the shareholder's correct social security or tax identification number and that the stockholder is not subject to 31% backup withholding for previous underreporting to the IRS.

The redemption of shares may result in the investor's receipt of more or less than the investor paid for its shares and, thus, in a taxable gain or loss to the investor.

An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.

VI   OTHER INFORMATION

Disclosure of portfolio holdings
The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the 'SEC') on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must also provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund.

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. [Additionally, the Fund may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis.] The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.
This information is disclosed to third parties under conditions of confidentiality. 'Conditions of confidentiality' include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or
(iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Funds' portfolio holdings without the specific approval of the Board of Trustees. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds' portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Funds' portfolio holdings.



                          The Apex Mid Cap Growth Fund

                                   PROSPECTUS

For More Information:
For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:
The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the
Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.


 You can get free copies of Reports and SAI, prospectuses of Apex Mid Cap Growth
                                    Fund, or
     request other information and discuss your questions about the Fund by contacting:

                             Bhirud Associates, Inc.

                                3 Thorndal Circle
                                Darien, CT 06820

                             Telephone: 203 662 6659

                                 WWW.APEXFUND.NET


You can review and obtain the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You may call 1-202-942-8090 for information on the operation of the Public Reference Room. You can get text-only copies:

 For a fee, by writing the Public Reference Section of the Commission, 450 Fifth Street NW, Washington, D.C. 20549-0102.
 For a fee, by electronic request at publicinfo@sec.gov.
 Free from the Commission's Website at http://www.sec.gov.




(Investment Company Act file no. 811-06680)


                            Apex Mid Cap Growth Fund
                               Bhirud Funds Inc.,
                       3 Thorndal Circle, Darien, CT 06820

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 30, 2005
                    RELATING TO THE APEX MID CAP GROWTH FUND
                       PROSPECTUS DATED November 30, 2005



This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of Apex Mid Cap Growth Fund. (the "Fund"), dated November 30,2005 and should be read in conjunction with the Fund's Prospectus.

A Prospectus may be obtained from Bhirud Funds Inc. or by writing or calling the Fund toll-free at (877) 593-8637. The Financial Statements of the Fund have been incorporated by reference to the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided above.

This Statement of Additional Information is incorporated by reference into the Fund's Prospectus in its entirety.

                                Table of Contents

Fund History                  18   Brokerage Allocation and      29
                                   Other Practices

Description of the Fund and   18   Capital Stock and Other       30
its Investments and Risks          Securities

Management of the Fund        23   Purchase, Redemption and      30
                                   Pricing Shares

Control Persons and           25   Taxation of the Fund          31
Principal Holders of
Securities

Investment Advisory and       25   Underwriters                  32
Other Services

Distribution and Service      27   Calculation of Performance    33
Plan                               Data

Expense Limitation            28   Financial Statements          33

Custodian and Transfer Agent  29

Counsel and Auditors          29

I.   FUND HISTORY

The Fund was incorporated on May 27, 1992 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, diversified management investment company. The fund's investment objective is to seek long- term growth of capital. Current income is a secondary objective. No assurance can be given that these objectives will be achieved. Although not principal strategies, the manager may enter into the following types of transactions or invest in the following types of instruments as part of its investment strategies.

Warrants and Rights
The Portfolio may invest in warrants or rights of securities of mid-sized companies (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor for inclusion in the Portfolio. In the event the underlying security does not sufficiently increase in value during the period when the warrant may be exercised so as to provide an attractive investment for the Portfolio, the warrant will expire and the Portfolio will suffer a loss on the price it paid for the warrant. The Portfolio will not purchase warrants if, as a result of such purchase, more than 5% of the Portfolio's total assets are invested in warrants and the Portfolio will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchanges.

Convertible Securities
Convertible Securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible Securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Corporate Reorganizations
Subject to the Portfolio's policy of investing at least 80% of its total assets in Common Stocks, the Portfolio may invest without limit in securities listed on the S&P MidCap Index for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Advisor, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Portfolio may sustain a loss.

Investments in Small, Unseasoned Companies
The Portfolio may invest up to 5% of its total assets in small; less recognized companies which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.

When Issued, Delayed Delivery Securities and Forward Commitments
The Portfolio from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value of the securities, each day, in determining the Portfolio's net asset value. The Portfolio will not purchase securities on a when-issued or delayed delivery basis, if as a result, more than 15% of the Portfolio's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When issued securities purchased by the Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will identify, as part of a segregated account, cash or liquid securities in an amount at least equal to the when-issued or delayed-delivery commitment.

The Portfolio will also establish a segregated account with the Trust's custodian bank in which the Portfolio will maintain liquid instruments equal to or greater in value than the Portfolio's purchase commitments for such when-issued or delayed-delivery securities, or the Portfolio does not believe that a Portfolio's net asset value or income will be adversely affected by the Portfolio's purchase of securities on a when issued or delayed delivery basis.

Short Sales
The Portfolio may engage in short sales transactions under which the Portfolio sells a security it does not own. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Portfolio closes its short position or replaces the borrowed security, the Portfolio will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

The market value of the securities sold short of any one issuer will not exceed either 2% of the Portfolio's total assets or 2% of such issuer's voting securities. The Portfolio will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its assets or the Portfolio's aggregate short sales of a particular class of securities exceeds 30% of the outstanding securities of that class. The Portfolio may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire, at no additional cost, the identical security.

Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a Portfolio purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally within a few days. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Portfolio follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Portfolio will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. A Portfolio also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Portfolio expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the Portfolio, amounts to more than 15% of the Portfolio's total net assets. The investments of the Portfolio in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

Securities Lending
A fund may lend securities to brokers, dealer, and financial institutions. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the fund to be of good standing. Furthermore, they will only be made if, in the advisor's judgment, the consideration to be earned from such loans would justify the risk.

The fund understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (i) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Futures and Options
The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Asset Coverage for Futures and Options Positions
The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, we will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

Combined Positions
Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes
Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contracts and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts
In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures and Options Transactions: In addition, the fund will not:
(i) sell futures contracts, purchase put options, or write call options if, as a result, more than 10% of the fund's total assets would be hedged with futures and options under normal conditions; (ii)) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 10% of its total assets; or (iii) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts
There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies
Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Purchasing Put and Call Options
By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Investment Restrictions
The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares "of each series of the Fund's shares that would be affected by such a change." The term "majority of the outstanding shares" of the Fund means the vote of the lesser of
(i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer, or the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter in regard to the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

If a percentage restriction is adhered to at the time an investment is made, except for limitation of rule # 3, a later change in percentage resulting from changes in the value of the Portfolio's investment securities will not be considered a violation of the Portfolio's restrictions.

The following investment limitations are not fundamental and may be changed without shareholder approval.
(1) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(2) The fund may borrow money only (i) from a bank or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(3) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at the prices at which they are valued.

III. MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Bhirud Associates, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

Codes of Ethics: The Fund and its investment adviser have adopted amended codes of ethics (17j-1). These codes do permit personnel subject to the codes to invest in securities for their personal accounts, including securities that may be purchased or held by the Fund.

The Directors and Executive Officers of the Fund, and their principal occupations during the past five years, are set forth below. Unless otherwise specified, the address of each of the following persons is Bhirud Funds Inc., 3 Thorndal Circle, Darien, CT 06820. Directors deemed to be "interested persons" of the Fund for the purposes of the Investment Company Act of 1940 (the "1940 Act"), as amended are indicated by an asterisk.


INTERESTED DIREECTORS:
Suresh L. Bhirud* (57) Director, President, Chairman of the Board and Treasurer of Bhirud Funds Inc.. President of Bhirud Associates, Inc., from 1991 to date; Senior Vice President, Chief Investment Strategist, Chairman of the Investment Policy Committee of Dean Witter Reynolds, Inc., New York, NY from 1990-91; Managing Director, Chief Investment Strategist, Chairman of the Investment Policy Committee of Oppenheimer & Co., New York, NY, from 1987-90; Chief Investment Strategist (1982-87) and various positions involving quantitative market analysis (1972-81) at The First Boston Corporation, New York, NY, from 1972-87.

Harish L. Bhirud* (52) Director and Vice-President Bhirud Funds Inc., from 1993 to date; Project Manager at M/s Mehtalia and Associates (Consulting Engineers and Architects), Bombay, India, from 1990-1993.

NON INTERESTED DIRECTORS:
Alexander Norman Crowder, III (70) Director; 159 E. Ave., Old Forge Green, New Canaan, CT 06840. Independent Management Consultant for actuarial industry, Since 1991 and part time Chairman of EFI Actuaries, Inc.

Timothy M. Fenton (62) Director; 6 Jackson Dr., Norwalk, CT 06851. Licensed Realtor with William Raveis, since August 2002. Chairman of Fenton & Zalenetz Inc., a direct marketing consulting firm, from 1990 to July 2002; President of Bozell Direct Response, a division of Bozell Worldwide, Inc. from 1987-90. Executive vice-president of McCaffrey and McCall Advertising 1980-87.

M. John Sterba, Jr., (62) Director; Investment Management Advisors, Inc. 41 Madison Avenue, 33rd Floor, New York, NY 10010; Chairman of Investment Management Advisors, Inc. from 1991 to date; of Counsel to Taub & Fasciana, P.C. from 1984 to 1994; Principal of Venture Capital Associates from 1988 to date.

The Fund paid an aggregate remuneration of $6,000 to its Directors with respect to the period August 1, 2004 through July 31, 2005, all of which consisted of aggregate director's fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract. See Compensation Table below.

Compensation Table

Name of Person, Aggregate     Pension or     Estimated   Total
Position        Compensation  Retirement     Annual      Compensation
                from          Benefits       Benefits    from Fund
                Registrant    Accrued as     upon        and Fund
                for Fiscal    Part of Fund   Retirement  Complex Paid
                Year          Expenses                   to
                                                         Directors*

Suresh L.       $0            0              0           $0
Bhirud,
Chairman

Harish L.       $0            0              0           $0
Bhirud,
Director

Alexander       $2,000        0              0           $2,000
Norman Crowder,
III
Director

Timothy M.      $2,000        0              0           $2,000
Fenton
Director

M. John Sterba, $2,000        0              0           $2,000
Jr.
Director

* The total compensation paid to such persons by the Fund for the fiscal year ending July 31, 2005.

COMMITTEES

The Board of Trustees may establish various committees to facilitate the timely and efficient consideration of matters of importance to Independent Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has one standing committee, an Audit Committee.

The Audit Committee is composed of the Independent Trustees. The Audit Committee meets once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended July 31, 2005, the Audit Committee held one meeting.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

On July 31, 2005 there were 332,384 shares of the Fund's common stock outstanding. As of July 31,2005, the amount of shares owned by all officers and directors of the Fund, as a group, was more than 2% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding common stock as of July 31,2005:

Name & Address                               % of      Nature of
                                             Shares    Ownership

Suresh L. Bhirud                             36.11%    Record &
27 Winding LN., Darien, CT 06820                       Beneficial

Spiricon Inc. C/o Carles B. Roendy           12.15%    Record
60 W 1000 North, Logon, UT 84321

Ameritrade Inc.                              6.02%     Record
P O Box 2226, Omaha, NE 68103

PROXY VOTING POLICIES AND PROCEDURES

The Adviser provides a voice on behalf of shareholders of the Fund. The Adviser views the proxy voting process as an integral part of the relationship with the Fund. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees. The Fund's proxy voting policies are summarized below.

POLICIES OF THE ADVISER: It is the Adviser's policy to vote all proxies received by the Fund within a reasonable amount of time of receipt. Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser will pay particular attention to three primary areas: (1) Accountability - Suitable procedures implemented to ensure that management of a company is accountable to its board of directors and its board accountable to shareholders; (2) Alignment of Management and Shareholder Interests - the management and board of directors share goals and mutual interest in the benefit of the company's shareholders; and, (3) Transparency - timely disclosure of important information of a company's financial performance and operations allows easy evaluation by investors.

CONFLICTS OF INTEREST: The Adviser's duty is to vote in the best interests of the Fund's shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Fund, the Adviser will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

MORE INFORMATION. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, 2005 will be available without charge, upon request by calling toll-free, 1-877-593-8637 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-877-593-8637, on by accessing the Mutual Shareholder Services, LLC website at www.mutualss.com.

V.   INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor to the Portfolio is Bhirud Associates, Inc., (BAI), a New York corporation with principal offices located at 3 Thorndal Circle, Darien, CT 06820. In addition to serving the Portfolio as Advisor, as of July 31, 2005, the Advisor served as an investment advisor to individual accounts having a total value of approximately $1.2 million. The Fund is the only investment company advisory client of the Advisor.

Suresh L. Bhirud, an officer, director and sole shareholder of the Advisor is deemed to be a "controlling person" of the Advisor. Consequently, Mr. Bhirud, as an officer and director of the Fund, is an affiliated person of both the Advisor and the Fund.

Pursuant to the Advisory Contract for the Portfolio, the Advisor manages the portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. In addition, the Advisor provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Advisor or its affiliates.

The Advisor also provides the Fund with supervisory personnel who are responsible for supervising the performance of the Portfolio's administrator. The administrator will provide personnel who will be responsible for performing the operational components of such supervisory services and who may be employees of the Advisor, of its affiliates or of other organizations.

The continuance of the Advisory Contract was approved by vote of a majority of directors, including a majority of directors who are not interested persons (as defined in the Act) of the Fund or Advisor, at the Board of Directors meeting held June 21, 2005.

In approving the agreement for the Fund, the Board, including the Independent Directors Trustees considered a number of factors.

The Board discussed the Fund's underperformance in relation to its benchmark for the five and ten-year periods ended December 31, 2004. The Board noted that the fund has significantly outperformed its benchmark for the calendar year 2003. The Board also noted that according Lipper Inc., the fund was in fact the number one performing fund among all open ended mutual funds for calendar year 2003. The board also noted the significant under performance of the fund in 2004 and for fiscal year ended July 2005. The Board also discussed the confluences of several factors on past underperformance such as small size of the fund and undue impact of redemptions during the five and ten-year period ended in December 2004.

For their review the Board relied upon performance rankings from independent financial publications. The Board recognized that BAI had improved its investment process by enhancing both fundamental research models as well as technical models that analyze money flow and price trends for stocks. The small size of the fund was also a factor in discussion of fees and expenses of the fund. The Board noted that BAI has been voluntarily waving advisory fees and has offered to do so for the current fiscal year. The Board also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. In addition, the Board noted information received at regular meetings throughout the year related to Fund performance and services rendered by BAI. The Board also reviewed benefits accruing to BAI from brokerage relationship to the Fund and discussed the commission structure relative to industry practice. The Board also reviewed the profitability, if any, of services rendered to the Fund and also noted that BAI has been waving administrative fee and has offered to do so for the current fiscal year.

In light of the Board's recognition of the steps that had already been taken or were planned to be taken to improve Fund performance, the Board approved the Advisory Agreement. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve Advisory Agreement.

The Advisory Contract has a term which extends to July 31, 2006, and may be continued in force thereafter for successive twelve-month periods beginning each August 1st, provided that such continuance is specifically approved annually by majority vote of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The Advisory Contract is terminable without penalty by the Portfolio on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Portfolio or by a vote of a majority of the Fund's Board of Directors, or by the Advisor on sixty days' written notice, and will automatically terminate in the event of an assignment. The Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Advisory Contract, the Advisor receives from the Fund an advisory fee, computed daily and payable monthly, in accordance with the following schedule: (i) 1.0% of the first $250 million of the average net assets of the Portfolio; (ii) .75% of the average net assets of the Portfolio between $250 million and $500 million; and (iii) .65% of the average net assets of the Portfolio over $500 million.

For its services under the Advisory Contract, the Advisor receives from the Fund a fee, payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. In addition to management services with respect to the purchase and sale of securities, the fee includes compensation for overall management of the Fund and for distributing the Fund's shares. For the Fund's fiscal years ended July 31,2005 the Advisor voluntarily, permanently and irrevocably waived all advisory fees and, therefore, it did not receive any advisory fees for the year ended July 31, 2005. There can be no assurance that such fees will be waived in the future.

Effective November 1, 1994, pursuant to an administrative services agreement (the "Administrative Services Agreement") with the Portfolio, the Advisor provides all management and administrative services reasonably necessary for the Portfolio, other than those provided by the Advisor under the Advisory Contract, subject to the supervision of the Fund's Board of Directors. Because of the services rendered the Portfolio by the Advisor, the Fund itself may not require any employees other than its officers, none of whom receive compensation from the Fund.

Under the Administrative Services Agreement with the Portfolio, the Advisor provides all administrative services including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolio's Custodian and Advisor; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Portfolio's Custodian; (iii) prepares, but does not pay for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, prepares the Fund's tax returns, and prepares reports to the Portfolio's shareholders and the Securities and Exchange Commission; (iv) prepares in conjunction with Fund counsel, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or the Portfolio's shares under such laws; (v) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) monitors daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus; and (vii) monitors and evaluates daily income and expense accruals, and sales and redemptions of shares of the Portfolios.

For the services rendered to the Portfolio by the Advisor under the Administrative Services Agreement, the Portfolio pays the Advisor an administrative fee (the "Administration Fee"), computed daily and payable monthly, equal, on an annual basis, to 0.20% of the Portfolio's average daily net assets. For the Fund's fiscal years ended July 31, 2005, the Administrator voluntarily, permanently and irrevocably waived all administrative fees and, therefore, it did not receive any administrative fees for the years ended July 31, 2005. There can be no assurance that such fees will be waived in the future.

VI.  DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule") for the Portfolio. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of .30% per annum of the Portfolio's average daily net assets. Pursuant to the Plan, the Fund and Bhirud Associates, Inc. (the "Distributor") have entered into a Shareholder Servicing Agreement under which the Portfolio will pay the Distributor a Shareholder Servicing Fee at the annual rate of .25% of the average daily net assets of the Portfolio.
The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of (i) providing personal shareholder servicing and for maintenance of shareholder accounts and (ii) for payments to participating organizations, with which it has written agreements, with respect to servicing their clients or customers who are shareholders of the Portfolio (each a "Participating Organization").

The Plan and the Shareholder Servicing Agreement provide that, the Fund will reimburse the distributor a maximum of 0.05% per annum of the portfolio's average daily net assets for such expenses as delivering prospectus. No expenses have been reimbursed by the Fund for the most recent fiscal year ended July 31, 2005 under the Plan.

The Plan and the Advisory Contract provide that the Advisor may make payments from time to time from the advisory fee and past profits for the following purposes: to pay promotional and administrative expenses in connection with the offer and sale of the shares of the Portfolio, including payments to Participating Organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Advisor or Distributor for any fiscal year under the Advisory Contract or the Shareholder Servicing Agreement in effect for that year. The Portfolio incurred and paid fees and expenses totaling $1,898, $897, $650, $2,796 and 1,695 for the fiscal years ended 2001, 2002, 2003, 2004 and 2005 respectively, pursuant to the Plan.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Portfolio or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

Under the Plan, the Manager may make payments in connection with the distribution of the Fund's shares from the Management Fee received from the Fund, from the Manager's revenues (which may include management or advisory fees received from other investment companies) and past profits. The Manager, in its sole discretion, will determine the amount of its payments made pursuant to the Plan, but no such payment will increase the amount which the Fund is required to pay to the Manager for any fiscal year under the Investment Management Contract.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The continuance of the Plan until July 31, 2006 was approved by a majority of the directors at a Board of Directors meeting held June 21, 2005. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and that all material amendments must be approved by a majority of the Board of Directors, including those who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Portfolio or the shareholders.

The Advisor has agreed to reimburse the Portfolio for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made on a monthly basis. From time to time, the Advisor and the Distributor may voluntarily assume certain expenses of the Portfolio. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio.

VII.      EXPENSE LIMITATION
The Advisor has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund's expenses for distribution purposes pursuant to the Plan described above, are included within such expenses only to the extent required by the state with the most restrictive expense limitation in which the Fund's shares are qualified for sale. The Fund may elect not to qualify its shares for sale in every state. For the purpose of this limitation, expenses shall include the fee payable to the Manager and the amortization of organization expenses. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. No such reimbursement was required for the year ended July 31,2005. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.

Subject to the Advisor's obligations to pay for services performed by officers of the Advisor or its affiliates and for investment management services and certain distribution and promotional expenses and to reimburse the Fund for its excess expenses as described above, under the Investment Management Contract the Fund has assumed responsibility for payment of all of its other expenses, including (i) brokerage and commission expenses, (ii) Federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund,
(iii) commitment fees and certain insurance premiums, (iv) interest charges on borrowings, (v) charges and expenses of the Fund's custodian, (vi) charges and expenses of persons performing issuance, redemption, transfer and dividend disbursing functions for the Fund, (vii) recurring and nonrecurring legal and accounting expenses, including the Fund's cost of the bookkeeping agent for the determination of net asset value per share and the maintenance of portfolio and general accounting records, (viii) telecommunication expenses, (ix) costs of organizing and maintaining the Fund's existence as a corporation, (x) compensation, including directors' fees, of any of the Fund's directors, officers or employees who are not officers of Bhirud Associates, Inc., and costs of other personnel providing services to the Fund, (xi) costs of stockholders' services including charges and expenses of persons providing confirmations of transactions in Fund shares, periodic statements to stockholders, and recordkeeping and stockholder services, (xii) costs of stockholders' reports, proxy solicitations, and corporate meetings, (xiii) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and of qualifying those shares under applicable state securities laws, including expenses attendant upon the initial registration and qualifications of the Fund's shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (xiv) expenses of preparing and printing the Fund's prospectuses and statements of additional information and of delivering them to stockholders of the Fund, (xv) payment of fees and expenses provided for in the Investment Management Contract, Administrative Services Agreement and Distribution Agreement and (xvi) any other distribution or promotional expenses pursuant to a distribution and service plan.

VIII.     CUSTODIAN AND TRANSFER AGENT

The U. S. Bank, Mutual Fund Custody Department, 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202, is custodian for the Portfolio's cash and securities. Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44141 is transfer agent for the Portfolio's shares. Pursuant to a custody agreement with the Portfolio, The U. S. Bank, is responsible for safekeeping the Portfolio's securities and cash and maintaining the books and records related to such duties. Subject to the supervision of the Advisor, U. S. Bank also maintains the portfolio transaction records and Mutual Shareholder Services, LLC, maintains Portfolio's accounting records. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

IX.  COUNSEL AND AUDITORS
Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Sherman & Sterling, 801 Pennsylvania Ave., NW, Washington, DC 20004.

VB&T, PLLC, 183 Madison Avenue, Suite 204, New York, NY 10016, independent certified public accountants, have been selected as auditors for the Fund.

X.   BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor makes the Fund's portfolio investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Advisor or portfolio transactions may be effected by the Advisor. Neither the Fund nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Advisor may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

The investment information provided to the Advisor is of the type described in
Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Advisor determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Advisor may consider the sale of shares of the Portfolio by brokers including the Distributor as a factor in its selection of brokers of Portfolio transactions.

The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate the best execution.

The Distributor may from time to time effect transactions in the Fund's portfolio securities. In such instances, the placement of orders with the Distributor would be consistent with the Fund's objective of obtaining the best execution. With respect to orders placed with the Distributor for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the Investment Company Act of 1940 and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund) to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Distributor is restricted as to the nature and extent of the brokerage services it may perform for the Fund. The Securities and Exchange Commission has adopted rules under Section 11(a) which permit a distributor to a registered investment company to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions. To the extent permitted by such rules, the Distributor may receive compensation relating to transactions in portfolio securities of the Fund provided that the Fund enters into a written agreement, as required by such rules, with the Distributor authorizing it to retain compensation for such services. Transactions in portfolio securities placed with the Distributor which are executed on a national securities exchange must be effected in accordance with procedures adopted by the Board of Directors of the Fund pursuant to Rule 17e-1.

Bhirud Associates, Inc. is affiliated persons of the Fund, and was paid by the Portfolio $7,583, $23,643 and $11,060 in brokerage commissions for the fiscal year ended July 31, 2003, July 31, 2004 and July 31, 2005 respectively in conformity with Section 17(e)(2)(A) of the Investment Company Act and Rule 17e-1 thereunder. The percentage of the Portfolio's aggregate brokerage commissions paid to Bhirud Associates, Inc. for the fiscal year ended July 31, 2005 was 100%. The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Bhirud Associates, Inc. for the fiscal year ended July 31, 2005 was 100%.

XI.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of common stock having a par value of one-tenth of one cent ($.001) per share. Each share has equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

As a general matter, the Fund will not hold annual or other meetings of the Fund's stockholders. This is because the Bylaws of the Fund provide for annual meetings only (i) for the election of directors, (ii) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among stockholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the stockholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the stockholders.

XII. PURCHASE, REDEMPTION AND PRICING SHARES

Pricing of Fund Shares
The Fund determines the net asset value of the shares as of 4:00 p.m., New York City time, on each Fund Business Day. Fund Business Day is a weekday (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (e.g. national holidays). The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding.

Portfolio securities for which market quotations are readily available are valued at market value. U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets of the Fund are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.
Shares are issued as of 4:00 p.m., New York City time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 4:00 p.m., New York City time. Fund shares begin accruing income on the day after the shares are issued to an investor.

Purchase and Redemption of Fund Shares
The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.

Net Asset Value
The Fund does not determine its net asset value per share on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Manager to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

XIII.     TAXATION OF THE FUND

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements. By meeting these requirements, the Fund generally will not be subject to Federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. If the Fund does not meet all of these requirements, it will be taxed as an ordinary corporation and distributions will generally be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% of excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (ii) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (iii) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Fund may be eligible for the dividends-received deduction available to corporations. However, any dividends received by the Fund that are attributable to foreign corporations will not be eligible for the dividends-received deduction, since that deduction is generally available only with respect to dividends paid by domestic corporations. In addition, the dividends-received deduction will be disallowed for shareholders who do not hold their shares in the Fund for at least 45 days during the 90 day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed.

Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Distributions by the Fund reduce the net asset value of the Fund's shares, and if a distribution reduces the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Furthermore, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date.

Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of the Fund are acquired without sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion. applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes or a credit against their U.S. tax liability.

The Fund is required to report to the IRS all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Fund (other than distributions to exempt shareholders) are generally subject to backup withholding of Federal income tax at a rate of 31% if (i) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (ii) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions (whether reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

XIV. UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at it's net asset value. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuation of any payments being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuation of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XV.  CALCULATION OF PERFORMANCE DATA

From time to time the Fund may distribute sales literature or publish advertisements containing "total return" quotations for the Fund. Such sales literature or advertisements will disclose the Fund's average annual compounded total return for the Fund's last one year period, five year period and ten year period , and may include total return information for other periods. The Fund's total return for each period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received.

        Average Annual Total Returns - For the periods ended July 31,2005

                                 1 Year   5 Years  10 Years

  Return Before Taxes            -9.27%   -17.00%  -12.87

  Return After Taxes on          -9.27 5  -18.49%  -14.66%
  Distributions

  Return After Taxes on          -6.03%   -12.40%  -9.45%
  Distributions and Sale of
  Fund Shares

The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

XVI. FINANCIAL STATEMENTS
The audited financial statements for the Fund for the fiscal year ended July 31, 2005 and the report thereon of VB&T, PLLC, 183 Madison Avenue, Suite 204, New York, NY 10016 are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.


                                BHIRUD FUNDS INC.
                           PART C - OTHER INFORMATION
     Item 24.  Financial Statements and Exhibits.

         (A) Financial Statements (filed with the annual report and incorporated herein by reference).

         (B)  Exhibits.
                *(1)  Amended Articles of Incorporation of the
                     Registrant.
               **(2)  By-laws of the Registrant
                 (3)  Not applicable
                *(4)  Form of certificate for shares of Common
                     Stock, par value $0.001 per share, of the
                     Registrant.
               **(5)  Form of Advisory Contract between the
                     Registrant and Bhirud Associates, Inc.
                 (6)  See Distribution Agreement filed as Exhibit
                     15.2 hereto.
                 (7)  Not applicable.
              ***(8)  Form of Custody Agreement between the
                     Registrant and The Star Bank, N. A., 425
                     Walnut Street, Cincinnati, OH 45202.
            ***(9.1)  Form of Administrative Services Agreement
                     between the Registrant and Bhirud
                     Associates, Inc. for the Portfolio of the
                     Registrant.
            ***(9.2)  Form of Transfer Agent Agreement between
                     the Registrant and Mutual Shareholders
                     Services Inc.
              **(10)  Opinion of Messrs. Battle Fowler LLP, as to
                     the legality of the securities being
                     registered, including their consent to the
                     filing thereof and to the use of their name
                     under the heading "Dividends, Distributions
                     and Taxes" in the Prospectus.
            ****(11)  Consent of VBH, LLC, Independent Auditors.
                (12)  Not applicable.
               *(13)  Written assurance of Thomas James MidCap
                     Partners, that its purchase of shares of
                     the Registrant was for investment purposes
                     without any present intention of redeeming
                     or reselling.
                (14)  Not applicable.
           ***(15.1)  Form of Distribution and Service Plan
                     Pursuant to Rule 12b-1 under the Investment
                     Company Act of 1940.
             *(15.2)  Form of Distribution Agreement between the
                     Registrant and Bhirud Associates, Inc.
           ***(15.3)  Form of Shareholder Servicing Agreement
                      between the Registrant and Bhirud
                      Associates, Inc.
                (16)  Not applicable.
         -----------------------------------------------------------------------

         *    Filed with Registration Statement on Form N-1A Registration No. 33
        - 48013, filed  May 27, 1992, and incorporated by reference herein.
         ** Filed with Pre-Effective Amendment No. 1 to said Registration Statement on August 11, 1992, and incorporated herein by reference.
         *** Filed with Post-Effective Amendment No. 7 to said Registration Statement on November 23, 1998, and incorporated herein by reference.
         **** Filed herewith

     Item 23.  Codes of Ethics.
             Filed with Post-Effective Amendment No. 9 to said Registration Statement on November 21, 2000, and incorporated herein by reference.

     Item 24.  Persons Controlled by or Under Common Control with Registrant.
             None.

     Item 25.  Indemnification.

             Filed as Item 27 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N -1A (Registration No. 33-48013) on August 11, 1992, and is incorporated herein by reference.

     Item 26.  Business and other Connections of Investment Adviser.

             The description of Bhirud Associates, Inc. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

             Registrant's investment adviser, Bhirud Associates, Inc., is a registered investment adviser. Bhirud Associates, Inc. serves as an advisor to individual accounts having a total value of about $1.2 million. The advisor does not serve as investment advisor to any other investment companies.

     Item 27.  Principal Underwriters.

             (a) Bhirud Associates, Inc. is the Registrant's distributor.

             (b) The following are the directors and officers of Bhirud
                 Associates, Inc. The principal business address of each of these persons is 3 Thorndal Circle, Darien, CT 06820.

                Name              Position &        Position &
                                  offices with      offices with
                                  Distributor       Registrant

                Suresh L. Bhirud  President,        Director,
                                  Treasurer and     Chairman of
                                  Director          the Board,
                                                    President,
                                                    Treasurer

	          Susan Bhirud      Secretary         None

                Harish L. Bhirud  Assistant         Director,
                                  Secretary and     Chief
                                  Chief Compliance  Compliance
                                  Officer           Officer  and
                                                    Vice-
                                                    President


     Item 28.     Location of Accounts and Records.

                 Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant, at Bhirud Associates, Inc., 3 Thorndal Circle, Darien, CT 06820, the Registrant's advisor and administrator, and Mutual Shareholder Services, LLC, 8869 Brecksville Rd., Suite C, Brecksville, OH 44141, the Registrant's transfer agent and fund accountant.

     Item 29.       Management Services.

               Not applicable.

     Item 30.  Undertakings.

             (a) Not applicable.

             (b) Not applicable.

             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report upon request, without charge.

             (d) The Fund shall, if requested by the holders of at least 10% of the Portfolios outstanding shares, call a meeting of the stockholders for purposes of voting upon the question of removal of a director or directors and the Fund shall assist in communications with other stockholders.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, and State of Connecticut, on the 30th day of November, 2005.

                                BHIRUD FUNDS INC.


                            By:  /s/  Suresh L. Bhirud
                                 Suresh L. Bhirud,
                                 Chairman of the Board

            Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                    TITLE         DATE

     1   Principal Executive officer  Chairman of   November 30,
         and Principal Financial      the Board,    2005
         officer:                     Treasurer,
                                      President
                                      and Director
         /s/  Suresh L. Bhirud
         Suresh L. Bhirud


     2   Majority of Directors

         Timothy M. Fenton              Director

         Alexander Norman Crowder,III   Director

         M. John Sterba, Jr.            Director

                                        November 30, 2005
         By: /s/    Suresh L. Bhirud
         Suresh L. Bhirud
         Attorney - in - Fact*



     ---------------------------------------------------------------------------

 Power of Attorney filed with Pre-Effective Amendment No. 1 to said Registration statement filed on August 11, 1992, and incorporated by reference herein.


                             Exhibit Index


Item    Description                                      Page
No.                                                      No.

11      Consent of VB&T, PLLC, Independent Auditors      39